LAND USE RIGHTS, NET	12 Months Ended
Dec. 31, 2013
LAND USE RIGHTS, NET
8.	LAND USE RIGHTS, NET

	As of December 31,
	2012	2013

Land use rights	$3,306	$40,199
Less: accumulated amortization	(104)	(630)

Land use rights, net	$3,202	$39,569

In 2011, the Group acquired a land use rights in Wuxi, China, with the total payment of $3,273. The land use right was record at cost less accumulated amortization using a straight-line basis over the remaining 45-year term of the land use right certification.

In 2013, the Group acquired another land use rights in Beijing, China, with the total payment of $35,641. The land use right was record at cost less accumulated amortization using a straight-line basis over the remaining 48-year term of the land use right certification.

Amortization expenses for the year ended December 31, 2011, 2012 and 2013 were $30, $72 and $516, respectively.

Future amortization expense is $829 per year for each of the next five years through December 31, 2018 and after.